UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2021

GENERAL CANNABIS CORP

(Exact Name of Registrant as Specified in Charter)

Colorado	000-54457	90-1072649
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6565 E. Evans Avenue Denver, Colorado	80224
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 759-1300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 2.01	Completion of Acquisition or Disposition of Assets

On September 2, 2021, General Cannabis Corp. (the “Company”) completed the acquisition of substantially all of the assets of TDM, LLC (“Seller”), representing a portion of the overall Trees transaction (“Trees Transaction”) previously disclosed pursuant to that certain First Amended and Restated Agreement and Plan of Reorganization and Liquidation dated May 28, 2021 by and among the Company, Seller and certain other sellers party thereto, that consists of the assets relating to the Trees dispensary located in Englewood, Colorado (“Englewood Closing”). The cash paid by the Company in connection with the Englewood Closing consisted of $1,155,256.09 and the stock consideration shall be 22,380,310 shares of the Company’s Common Stock. Further, cash equal to $1,732,884.14 will be paid to Seller in equal monthly installments over a period of 24 months from the Englewood Closing.

Timothy Brown, the sole owner of Seller, was elected to the Board of Directors of the Company effective September 7, 2021. Reference is made to Item 5.02 of this Form 8-K for a more detailed description, the information of which is incorporated herein by reference.

Reference is made to the Company’s Form 8-K filed on April 21, 2021 for a complete description of the Trees Transaction, the information of which is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

The information set forth in Item 2.01 of this Current Report on Form 8-K regarding the issuance of Common Stock is incorporated herein by reference. The shares of Common Stock were issued to Seller in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended, by virtue of Section 4(a)(2) thereof.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)On September 7, 2021, Timothy Brown was elected to serve on the Company’s Board of Directors until the next annual meeting of stockholders of the Company and until his successor is duly elected and qualified. Mr. Brown was appointed by the Board to fill an existing vacancy. Mr. Brown is the sole owner of Seller. As previously disclosed, the Company agreed to appoint a designee of the Sellers in the Trees Transaction to the Board following the closing. Mr. Brown is such designee.

On September 7, 2021, Mr. Brown was also appointed to the Nominating Committee of the Board.

Reference is also made to the Company’s Form 8-K filed on April 21, 2021 for a complete description of the Trees Transaction, the information of which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)     Financial Statements of Businesses or Funds Acquired.

Financial statements and pro forma financial statements for Seller will be filed no later than 71 calendar days after the required filing date of this Form 8-K.

(d)     Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 8, 2021

GENERAL CANNABIS CORP

By:	/s/ Adam Hershey
Name:	Adam Hershey
Title:	Interim Chief Executive Officer